Exhibit 99.2

HUDSON GLOBAL

Q4 2024 Earnings Call

March 14, 2025



Forward-Looking Statements

This presentation contains statements that the Company believes to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, global economic fluctuations; the Company's ability to successfully achieve its strategic initiatives ; risks related to potential acquisitions or dispositions of businesses by the Company; the Company's ability to operate successfully as a company focused on its RPO business; risks related to fluctuations in the Company's operating results from quarter to quarter due to various factors such as rising inflationary pressures and interest rates; the loss of or material reduction in our business with any of the Company's largest customers; the ability of clients to terminate their relationship with the Company at any time; competition in the Company's markets; the negative cash flows and operating losses that may recur in the future; risks relating to how future credit facilities may affect or restrict our operating flexibility; risks associated with the Company's investment strategy; risks related to international operations, including foreign currency fluctuations, political events, trade wars, natural disasters or health crises, including the Russia-Ukraine war, and potential conflict in the Middle East; the Company's dependence on key management personnel; the Company's ability to attract and retain highly skilled professionals, management, and advisors; the Company's ability to maintain costs at an acceptable level; the Company's heavy reliance on information systems and the impact of potentially losing or failing to develop technology; risks related to providing uninterrupted service to clients; the Company's exposure to employment-related claims from clients, employers and regulatory authorities, current and former employees in connection with the Company's business reorganization initiatives, and limits on related insurance coverage; the Company's ability to utilize net operating loss carryforwards; volatility of the Company's stock price; the impact of government regulations and deregulation efforts; restrictions imposed by blocking arrangements; risks related to the use of new and evolving technologies; and the adverse impacts of cybersecurity threats and attacks. Additional information concerning these, and other factors is contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
2

Q4 2024: Consolidated Financial Results

US$ in Millions, except EPS

	'+ / - [1]		CC [2]	Q4 2024	Q4 2023
Revenue	-	1.1%		$33.6	$34.0
	-	2.0%	CC		
Adjusted net revenue	+	6.4%		$17.6	$16.5
	+	5.7%	CC		
SG&A[3][4]	+	1.6%		$16.7	$16.5
	+	1.0%	CC		
Adjusted EBITDA[5]	+	N/M[6]		$0.9	$0.1
	+	N/M[6]	CC		
Net Income (Loss)	-	179.9%		$(0.6)	$0.7
Basic EPS				$(0.20)	$0.24
Diluted EPS				$(0.20)	$0.23
Adjusted Diluted EPS [5]				$(0.05)	$0.04

(1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.
(2) CC represents constant currency.
(3) Excludes stock-based compensation expense of $0.2 million and $0.5 million for the three months ended December 31, 2024 and 2023, respectively.
(4) SG&A excludes non-recurring expenses of $0.4 million and $0.5 million for the three months ended December 31, 2024, and 2023, respectively.
(5) Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the slides in the Appendix of this presentation for a reconciliation of these non-GAAP measures.
(6) N/M = Not Meaningful.

HUDSON GLOBAL
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3

Q4 2024 YTD: Consolidated Financial Results

US$ in Millions, except EPS

	'+ / - [1]		CC [2]	Q4 2024 YTD	Q4 2023 YTD
Revenue	-	13.2%		$140.1	$161.3
	-	13.2%	CC		
Adjusted net revenue	-	12.6%		$70.2	$80.3
	-	12.8%	CC		
SG&A[3][4]	-	6.9%		$69.2	$74.4
	-	7.0%	CC		
Adjusted EBITDA[5]	-	84.6%		$0.9	$5.9
	-	84.7%	CC		
Net Income (Loss)	-	317.1%		$(4.8)	$2.2
Basic EPS				$(1.59)	$0.72
Diluted EPS				$(1.59)	$0.70
Adjusted Diluted EPS [5]				$(0.86)	$0.86

(1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.
(2) CC represents constant currency.
(3) Excludes stock-based compensation expense of $1.3 million and $1.5 million for the twelve months ended December 31, 2024 and 2023, respectively.
(4) For the twelve months ended December 31, 2024, SG&A excludes non-recurring expenses of $2.1 million. For the twelve months ended December 31, 2023 SG&A excludes non-recurring expenses of $1.2 million, and $0.3 million of compensation expense related to acquisitions.
(5) Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the slides in the Appendix of this presentation for a reconciliation of these non-GAAP measures.

HUDSON GLOBAL
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4

Q4 2024: Americas

US$ in Millions

	'+ / - [1]		CC [2]	Q4 2024	Q4 2023
Revenue	+	17.7%		$7.3	$6.2
	+	17.8%	CC		
Adjusted net revenue	+	5.3%		$6.4	$6.0
	+	5.4%	CC		
SG&A[3]	-	12.2%		$6.0	$6.9
	-	11.9%	CC		
Adjusted EBITDA[4][5]	+	154.9%		$0.4	$(0.7)
	+	154.8%	CC		
Adjusted EBITDA, as a % of Adjusted net revenue				6.3%	(12.0)%

[1] + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.
[2] CC represents constant currency.
[3] Excludes stock-based compensation expense and compensation expense related to acquisitions.
[4] Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the slides in the Appendix of this presentation for a reconciliation of these non-GAAP measures.
[5] N/M = Not Meaningful.

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
5

Q4 2024: Asia Pacific

US$ in Millions

	'+ / - [1]		CC [2]	Q4 2024	Q4 2023
Revenue	-	9.5%		$20.0	$22.1
	-	10.1%	CC		
Adjusted net revenue	+	6.6%		$7.4	$6.9
	+	6.4%	CC		
SG&A[3]	+	8.0%		$6.4	$5.9
	+	7.7%	CC		
Adjusted EBITDA[4]	-	1.7%		$0.9	$0.9
	-	1.1%	CC		
Adjusted EBITDA, as a % of Adjusted net revenue				12.5%	13.5%

[1] + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.
[2] CC represents constant currency.
[3] Excludes stock-based compensation expense and compensation expense related to acquisitions.
[4] Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the slides in the Appendix of this presentation for a reconciliation of these non-GAAP measures.

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
6

Q4 2024: Europe, Middle East, and Africa ("EMEA")

US$ in Millions

	'+ / - [1]		CC [2]	Q4 2024	Q4 2023
Revenue	+	10.8%		$6.3	$5.7
	+	7.4%	CC		
Adjusted net revenue	+	7.9%		$3.8	$3.6
	+	4.7%	CC		
SG&A[3]	+	23.1%		$3.7	$3.0
	+	19.1%	CC		
Adjusted EBITDA[4]	-	67.8%		$0.2	$0.6
	-	68.2%	CC		
Adjusted EBITDA, as a % of Adjusted net revenue				4.9%	16.3%

[1] + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.
[2] CC represents constant currency.
[3] Excludes stock-based compensation expense and compensation expense related to acquisitions.
[4] Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the slides in the Appendix of this presentation for a reconciliation of these non-GAAP measures.

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
7

Q4 2024 Regional Split

Revenue


EMEA
19%
Americas
22%
Asia Pacific
59%

Adjusted Net Revenue


EMEA
22%
Americas
36%
Asia Pacific
42%

HUDSON GLOBAL
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8

Q4 2024 Services Split

Revenue


RPO
50%
Contracting
50%

Adjusted Net Revenue


Contracting
6%
RPO
94%

HUDSON GLOBAL

© 2024 Hudson RPO. All rights reserved.
9

Hudson RPO: Operating Dashboard

Rolling 4 Quarters

RPO New Business = $62.9M
$7.3M in New Logo and $55.6M in renewals and expansions from our legacy clients

Adjusted Net Revenue = $70.2M
Relatively stable over the past four quarters

RPO Adjusted EBITDA & Margin
Seeing three consecutive quarters of high single-digit margins
Long-term goal = 20%


New Business (1)
Millions
$ 50
$ 45
$ 40
$ 35
$ 30
$ 25
$ 20
$ 15
$ 10
$ 5
$ -
$45.8 (2)
$10.4
$3.2
$3.5
Q1 2024
Q2 2024
Q3 2024
Q4 2024
New Logo
Renewals & Exensions


Adjusted Net Revenue
Millions
$ 20
$ 18
$ 16
$ 14
$ 12
$ 10
$ 8
$ 6
$ 4
$ 2
$ -
$16.3
$17.6
$18.6
$17.6
Q1 2024
Q2 2024
Q3 2024
Q4 2024


RPO Adjusted EBITDA (3) ($) and Margin (%) (4)
Thousands
$ 2,000
$ 1,500
$ 1,000
$ 500
$ -
$ (500)
$ (1,000)
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
$ 1,655
$ 1,703
$ 1,509
$ (535)
Q1 2024
Q2 2024
Q3 2024
Q4 2024
RPO Adj. EBITDA
% RPO Adj. EBITDA

(1) New business represents estimated Adjusted net revenue based on total contract value.
(2) In Q1 of 2024, an unusually large number of long-term contracts with legacy clients were renewed, extended, and/or expanded.
(3) Adjusted EBITDA is a non-GAAP financial measure. Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure.
(4) Expressed as a percentage of Adjusted net revenue.

HUDSON GLOBAL

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10

Balance Sheet: Selected Items

US$ in Millions

	Q4 2024	Q4 2023
Selected Assets		
Cash	$17.0	$22.6
Restricted Cash	$0.7	$0.6
Accounts Receivable	$20.1	$19.7
Shareholders' Equity		
Stockholders' Equity	$40.4	$48.6
Working Capital		
Current Assets	$40.1	$45.8
Current Assets ex-cash	$23.1	$23.2
Current Liabilities	$11.2	$11.2
Working Capital	$28.9	$34.6
Working Capital ex-cash	$11.9	$12.0

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11

2024: Cash Flow Summary

US$ in Millions

	QTD December 31, 2024	YTD December 31, 2024	QTD December 31, 2023	YTD December 31, 2023
Net income (loss)	$(0.6)	$(4.8)	$0.7	$2.2
Depreciation and amortization	0.3	1.4	0.4	1.5
Provision for expected credit losses	—	—	0.4	0.5
Provision for (benefit from) deferred income taxes	0.7	0.5	(1.1)	(1.1)
Stock-based compensation	0.2	1.3	0.5	1.5
Change in accounts receivable	2.9	(1.3)	6.0	6.9
Change in prepaid and other assets	(0.4)	(0.5)	(0.7)	(1.1)
Change in accounts payable and other liabilities	(1.2)	0.6	(3.0)	(10.0)
Cash flow from operations	**2.0**	**(2.8)**	**3.3**	**0.3**
Capital expenditures	—	—	—	(0.1)
Free cash flow	**2.0**	**(2.8)**	**3.3**	**0.2**
Cash paid for acquisitions, net of cash acquired	—	—	(2.1)	(2.1)
Proceeds from corporate benefit policy	—	1.1	—	—
Payments for business acquisition liabilities	—	—	—	(1.3)
Purchase of treasury stock (including payment of tax withholdings)	—	(2.8)	(0.2)	(1.0)
Cash paid for net settlement of employee restricted stock units	(0.1)	(0.3)	—	(0.2)
Effect of exchange rates	(0.7)	(0.7)	0.2	—
Change in cash, cash equivalents, and restricted cash	$1.2	$(5.5)	$1.2	$(4.3)

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© 2024 Hudson RPO. All rights reserved.
12

Appendix

Reconciliation of Non-GAAP Financial Measures

Q1 2024 QTD	Americas	Asia Pacific	EMEA	RPO Business	Corporate	Total
Net loss						$ (2.9)
Provision for income taxes						(0.1)
Interest income, net						(0.1)
Depreciation and amortization						0.4
EBITDA (loss) [1]	$ (0.9)	$ (0.6)	$ 0.3	$ (1.2)	$ (1.5)	$ (2.7)
Non-operating expense (income), including corporate administration charges	0.1	0.1	—	0.2	(0.2)	—
Stock-based compensation expense	0.1	0.1	0.1	0.3	0.1	0.4
Non-recurring items	—	0.2	—	0.2	0.5	0.7
Adjusted EBITDA (loss) [1]	$ (0.7)	$ (0.2)	$ 0.3	$ (0.5)	$ (1.0)	$ (1.5)

Q2 2024 QTD	Americas	Asia Pacific	EMEA	RPO Business	Corporate	Total
Net loss						$ (0.4)
Provision for income taxes						0.3
Interest income, net						(0.1)
Depreciation and amortization						0.3
EBITDA (loss) [1]	$ 0.4	$ 0.2	$ 0.1	$ 0.8	$ (0.8)	$ —
Non-operating expense (income), including corporate administration charges	0.1	0.3	0.1	0.4	(0.4)	0.1
Stock-based compensation expense	—	0.1	—	0.2	—	0.2
Non-recurring items	0.1	0.2	—	0.3	0.2	0.5
Adjusted EBITDA (loss) [1]	$ 0.6	$ 0.8	$ 0.3	$ 1.7	$ (0.9)	$ 0.7

[1] EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees.

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14

Reconciliation of Non-GAAP Financial Measures

Q3 2024 QTD	Americas	Asia Pacific	EMEA	RPO Business	Corporate	Total
Net loss						$ (0.8)
Provision for income taxes						0.3
Interest income, net						(0.1)
Depreciation and amortization						0.4
EBITDA (loss) [1]	$ 0.4	$ 0.3	$ —	$ 0.7	$ (1.0)	$ (0.3)
Non-operating expense (income), including corporate administration charges	0.2	0.2	0.1	0.5	(0.3)	0.2
Stock-based compensation expense	0.1	0.1	—	0.2	0.3	0.5
Non-recurring items	—	0.3	—	0.3	0.1	0.5
Adjusted EBITDA (loss) [1]	$ 0.6	$ 0.9	$ 0.2	$ 1.7	$ (0.9)	$ 0.8

[1] EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees.

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15

Reconciliation of Non-GAAP Financial Measures

Q4 2024 QTD	Americas	Asia Pacific	EMEA	RPO Business	Corporate	Total
Revenue	$ 7.3	$ 20.0	$ 6.3	$ 33.6	$ —	$ 33.6
Adjusted net revenue [1]	$ 6.4	$ 7.4	$ 3.8	$ 17.6	$ —	$ 17.6
Net loss						$ (0.6)
Provision for income taxes						0.8
Interest income, net						(0.1)
Depreciation and amortization						0.3
EBITDA (loss) [2]	$ 0.5	$ 0.5	$ (0.2)	$ 0.8	$ (0.3)	$ 0.5
Non-operating expense (income), including corporate administration charges	(0.1)	0.1	0.1	0.1	(0.4)	(0.3)
Stock-based compensation expense	0.1	0.1	—	0.2	0.1	0.2
Non-recurring items	—	0.2	0.2	0.4	—	0.4
Adjusted EBITDA (loss) [2]	$ 0.4	$ 0.9	$ 0.2	$ 1.5	$ (0.6)	$ 0.9

Q4 2023 QTD	Americas	Asia Pacific	EMEA	RPO Business	Corporate	Total
Revenue	$ 6.2	$ 22.1	$ 5.7	$ 34.0	$ —	$ 34.0
Adjusted net revenue [1]	$ 6.0	$ 6.9	$ 3.6	$ 16.5	$ —	$ 16.5
Net income						$ 0.7
Benefit from income taxes						(0.8)
Interest income, net						(0.1)
Depreciation and amortization						0.4
EBITDA (loss) [2]	$ 0.2	$ 0.4	$ 0.6	$ 1.2	$ (0.9)	$ 0.3
Non-operating expense (income), including corporate administration charges	(1.0)	0.2	(0.1)	(0.8)	(0.3)	(1.1)
Stock-based compensation expense	0.1	0.1	0.1	0.2	0.3	0.5
Non-recurring items	—	0.3	—	0.3	0.2	0.5
Adjusted EBITDA (loss) [2]	$ (0.7)	$ 0.9	$ 0.6	$ 0.8	$ (0.7)	$ 0.1

[1] Represents Revenue less direct contracting costs and reimbursed expenses.
[2] EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees.

	Per Diluted Share Three Months Ended December 31, 2024	Per Diluted Share Three Months Ended December 31, 2023
Net (loss) income	$ (0.20)	$ 0.23
Non-recurring items (after tax)	$ 0.15	$ (0.19)
Adjusted net (loss) income [3]	$ (0.05)	$ 0.04

[3] Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies.

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16

Reconciliation of Non-GAAP Financial Measures

Q4 2024 FY	Americas	Asia Pacific	EMEA	Corporate	Total
Revenue	$ 27.9	$ 86.7	$ 25.5	$ —	$ 140.1
Adjusted net revenue [1]	$ 25.1	$ 29.4	$ 15.6	$ —	$ 70.2
Net loss					$ (4.8)
Provision for income taxes					1.3
Interest income, net					(0.4)
Depreciation and amortization					1.4
EBITDA (loss) [2]	$ 0.3	$ 0.5	$ 0.3	$ (3.6)	$ (2.5)
Non-operating expense (income), including corporate administration charges	0.2	0.7	0.2	(1.2)	—
Stock-based compensation expense	0.2	0.4	0.2	0.5	1.3
Non-recurring items	0.1	0.8	0.2	0.9	2.1
Compensation expense related to acquisitions [3]	—	—	—	—	—
Adjusted EBITDA (loss) [2]	$ 0.9	$ 2.4	$ 1.0	$ (3.4)	$ 0.9

Q4 2023 FY	Americas	Asia Pacific	EMEA	Corporate	Total
Revenue	$ 31.3	$ 103.9	$ 26.2	$ —	$ 161.3
Adjusted net revenue [1]	$ 30.1	$ 33.7	$ 16.5	$ —	$ 80.3
Net income					$ 2.2
Provision for income taxes					0.4
Interest income, net					(0.4)
Depreciation and amortization					1.5
EBITDA (loss) [2]	$ (0.7)	$ 5.9	$ 1.6	$ (3.1)	$ 3.7
Non-operating expense (income), including corporate administration charges	(0.5)	1.2	0.4	(1.9)	(0.8)
Stock-based compensation expense	0.4	0.2	0.2	0.6	1.5
Non-recurring items	0.1	0.3	0.2	0.7	1.2
Compensation expense related to acquisitions [3]	0.3	—	—	—	0.3
Adjusted EBITDA (loss) [2]	$ (0.4)	$ 7.6	$ 2.4	$ (3.7)	$ 5.9

(1) Represents Revenue less direct contracting costs and reimbursed expenses.
(2) EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees.

	Per Diluted Share Twelve Months Ended	
	December 31, 2024	December 31, 2023
Net (loss) income	$ (1.59)	$ 0.70
Non-recurring items (after tax)	$ 0.73	$ 0.04
Compensation expense related to acquisitions (after tax)[3]	$ —	$ 0.11
Adjusted net (loss) income [4]	$ (0.86)	$ 0.86

(3) Represents compensation expense payable per the terms of the Coit acquisition, including a promissory note for $1.35 million payable over three years, and $500k of the Company's common stock vesting over 30 months.
(4) Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies.

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17

Thank you



HUDSON GLOBAL

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